UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2024

DATASEA INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road,

Technological Development Zone

Beijing, People’s Republic of China 100176

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (+86) 10-56145240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 7.01 below, which disclosure is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 23, 2024, Datasea Inc., a Nevada corporation (the “Company”), issued a press release setting forth the Company’s anticipated revenue for the six-month period ended December 31, 2023, of its fiscal year ended June 30, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of federal securities laws and regulations. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, filed with the SEC on September 27, 2023. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASEA INC.

January 23, 2024	By:	/s/ Zhixin Liu
		Name:	Zhixin Liu
		Title:	Chief Executive Officer

2